Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.toreadorfunds.com/library.aspx. You can also get this information at no cost by calling (800) 343-5902 or by sending a written request to Toreador Large Cap Fund, c/o Huntington Asset Services, Inc., P.O Box 6110, Indianapolis, Indiana, 46206. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated August 29, 2011.

Investment Objective

The investment objective of the Toreador Large Cap Fund (the “Fund”) is long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in equity securities of large capitalization companies, which the Fund’s adviser, Toreador Research & Trading LLC, defines as any company: included in the S&P 500© Index, or included in the Russell 1000© Index, and with a market capitalization greater than $7 billion at the time of purchase. Under normal circumstances, the Fund invests at least 80% of its net assets in large cap equity securities directly or indirectly through other investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in U.S. and foreign large cap companies. Equity securities in which the Fund and underlying funds may invest include common stocks, as well as securities convertible into common stocks, preferred stocks, and other investment companies (including ETFs) that invest primarily in equity securities. The Fund may invest in foreign stocks listed on U.S. or foreign exchanges, as well as American Depository Receipts or Global Depository Receipts. The Fund may invest in inverse ETFs, including leveraged ETFs. The Fund may also invest in ETFs whose portfolios primarily consist of commodities. The Fund’s adviser selects securities that it believes offer superior return potential considering the following factors: (a) Attractive market price relative to intrinsic value, as determined by the adviser based on the company’s estimated future potential earnings discounted to their present value; (b) Improving trends in a company’s economic performance; and (c) A company’s effective pursuit of wealth-creating strategies. The Fund seeks to diversify its investments across a broad spectrum of economic sectors in an attempt to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular economic sector, the adviser’s goal is to identify companies that it believes have the potential for superior performance within each sector. The Fund typically will sell securities of a portfolio company when the trading price of the company’s stock exceeds the adviser’s estimate of the company’s fundamental value and/or there are other companies that offer greater appreciation potential. When the adviser deems that change will benefit the Fund, portfolio turnover will not be a limiting factor.

Fees and Expenses of the Fund

Shareholder Fees (fees paid directly from your investment)	TORLX	TORZX
Redemption Fee (within 60 days of purchase as a percentage of the amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%	0.90%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses	0.96%	0.67%
Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	1.87%	1.58%
Fee Waiver/Expense Reimbursement[1]	(0.66%)	(0.62%)

Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.21%	0.96%
[1]

The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Retail Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2012, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the expense cap in place at the time of the waiver and the expense cap in place at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the adviser’s agreement to waive fees and/or reimburse expenses for one year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$123	$524	$950	$2,137
Institutional Class	$98	$438	$802	$1,826

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Expense Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85.74% of the average value of its portfolio.

TOREADOR RESEARCH & TRADING LLC • 7493 NORTH INGRAM • SUITE 104 • FRESNO, CALIFORNIA 93711

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•

Management Risk. The adviser’s judgments about the attractiveness, growth prospects and value of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

•	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
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Investment Company Securities Risk. When the Fund invests in another investment company, including ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

•

Foreign Securities Risk. Investment in securities of foreign issuers (whether directly or through ADRs or GDRs) involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor. Depository receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

•	Preferred Stock Risk. Preferred stocks rated in the lowest categories of investment grade have speculative characteristics.
•

Turnover Risk. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. A high rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. A high portfolio turnover rate can also result in higher current realization of capital gains and a potentially larger current tax liability.

TOREADOR RESEARCH & TRADING LLC • 7493 NORTH INGRAM • SUITE 104 • FRESNO, CALIFORNIA 93711

Performance

The bar chart below shows how the Fund’s investment returns have varied from year to year since the Fund’s inception as represented by the performance of Retail Class shares (the Class with the longest period of annual returns). The performance of Institutional Class shares will differ due to differences in expenses. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Year-By-Year Annual Returns as of December 31st

Retail Class

During the period shown in the bar chart, the highest return for a quarter was 17.41% during the quarter ended September 30, 2009 and the lowest return for a quarter was -24.47% during the quarter ended December 31, 2008. The Retail Class year to date return as of June 30, 2011 was 4.31%.

Average Annual Total Returns (for the periods ended December 31, 2010)

The Fund – Retail Class Shares	One Year	Since Inception[1]
Return Before Taxes	13.69%	0.58%
Return After Taxes on Distributions	13.66%	0.55%
Return After Taxes on Distributions and Sale of Fund Shares	8.95%	0.48%
The Fund – Institutional Class Shares
Return Before Taxes	13.99%	18.75%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	16.10%	1.92%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.09%	1.62%

[1]	Retail Class shares commenced operations on June 2, 2006. Institutional Class shares commenced operations on September 1, 2009.

After-tax returns are shown for the Retail Class only. After-tax returns for the Institutional Class will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 343-5902 or accessed on the Fund’s website at www.toreadorfunds.com.

TOREADOR RESEARCH & TRADING LLC • 7493 NORTH INGRAM • SUITE 104 • FRESNO, CALIFORNIA 93711

Toreador Large Cap Fund

c/o: Huntington Asset Services, Inc.

P.O. Box 6110

Indianapolis, IN 46206

Portfolio Management

Investment Adviser

Toreador Research & Trading LLC

Portfolio Managers

The following portfolio managers have been jointly responsible for the day-to-day management of the Fund since its inception:

•	Paul Blinn – Managing Member of the Adviser
•	Rafael Resendes – Managing Member of the Adviser

Purchase and Sale of Fund Shares

Minimum Initial Investment

$1,000 for Retail Class shares

$10,000 for Institutional Class shares

Minimum Subsequent Investments

$100 for both share classes

To Place Buy or Sell Orders

By Mail:	Toreador Large Cap Fund
c/o: Huntington Asset Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206
By Phone: (800) 343-5902

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out of additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOREADOR RESEARCH & TRADING LLC • 7493 NORTH INGRAM • SUITE 104 • FRESNO, CALIFORNIA 93711